UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 31, 2015

Date of Report (Date of earliest event reported)

Nuvola, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55212	90-1031365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7333 East Doubletree Ranch Road, Suite D-250

Scottsdale, Arizona

85258

(Address of Principal Executive Offices) (Zip Code)

(480) 219-8439

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

On December 31, 2015, we dismissed S&B as our independent registered public accounting firm. The decision to change our independent registered public accounting firm was recommended and approved by our Board of Directors.

During the fiscal year ended December 31, 2014 and the subsequent interim period through and including December 31, 2015, there were no (i) disagreements with S&B on any matter of accounting principles or practices, financial statement disclosure, or accounting scope or procedure, which disagreements, if not resolved to the satisfaction of S&B, would have caused S&B to make reference thereto in its report on the financial statements for such year, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The report of S&B on our financial statements as of and for the fiscal year ended December 31, 2014 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

We have requested that S&B furnish a letter addressed to the SEC stating whether S&B agrees with the above statements made by us. A copy of this letter, dated January 7, 2016, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

New Independent Registered Public Accounting Firm

On December 31, 2015, our Board of Directors engaged Semple as our new independent registered public accounting firm. Prior to the Merger, Semple was previously engaged by our wholly owned subsidiary, Modern Round, as its independent registered public accounting firm.

During the fiscal years ended December 31, 2014 and 2013 and the subsequent interim period through and including December 31, 2015, we did not consult with Semple regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided that Semple concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

16.2	Letter of Seale & Beers, CPAs to the Securities and Exchange Commission dated January 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVOLA, INC.

Date: January 7, 2016	By:	/s/ Ronald L. Miller, Jr.
Ronald L. Miller, Jr., Vice President, Chief
Financial Officer, and Secretary

EXHIBIT INDEX

16.2	Letter of Seale & Beers, CPAs to the Securities and Exchange Commission dated January 7, 2016